UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PREMIER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2019

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2019, the Board of Directors (“Board”) of Premier, Inc. (“Premier” or the “Company”) approved an increase in the size of the Board from sixteen (16) directors to eighteen (18) directors and appointed John T. Bigalke to the Board to fill one of the resulting vacancies, effective immediately. Mr. Bigalke will be an independent director. The Board is in the process of evaluating additional candidates and expects to appoint a new independent director to fill the second vacancy created by the expansion of the Board.

As previously disclosed, effective July 31, 2019, the Company no longer qualified for the “controlled company” exemption under the rules of the NASDAQ Stock Market, Inc. (“NASDAQ”). As a result, the Company must fully comply with all general NASDAQ rules regarding board and committee composition, including having a majority of independent directors on the Board of Directors, by July 31, 2020. Mr. Bigalke’s appointment is part of the Company’s plan for timely compliance with the NASDAQ rules. The Company anticipates that, effective as of July 31, 2020, the size of the Board will be reduced to fifteen (15) directors, comprised of eight (8) independent directors, six (6) member-directors and the Company’s Chief Executive Officer.

Mr. Bigalke, age 65, has served as the Chief Executive Officer of Second Half Healthcare Advisors, a healthcare strategy firm in Orlando, Florida, since its founding by Mr. Bigalke in 2016. Previously, he was with Deloitte USA LLP from 1998 to 2016, including serving as Vice Chairman and National Industry Leader for the Health Care and Life Science Practice from 2002 until 2012 and Vice Chairman and Senior Partner, Global Health Care Practice from 2012 to 2016. Mr. Bigalke currently serves on the Board of Directors of Progenity, Inc., a privately held biotechnology company (Audit Committee Chair and member of Nominating and Governance Committee) and AdventHealth ((non-voting) member of Audit Committee, Finance and Strategy Committee and Risk and Corporate Responsibility Committee). He also serves on the Advisory Board of Concord Healthcare Management Services, LLC and Vaxcare, Inc. (Chair). He previously served on the boards of Deloitte USA, LLP (Chair of Audit and Finance committee and member of Executive Committee, Risk Committee and Strategy Committee) and the Healthcare Financial Management Association (Strategy Committee and Executive Committee). Mr. Bigalke obtained a bachelor’s degree from Clemson University and completed the Leadership Development Program at Columbia University Graduate School of Business and the Executive Leadership Program at the Wharton School of the University of Pennsylvania. Mr. Bigalke is a licensed Certified Public Accountant.

The Company believes that Mr. Bigalke’s qualifications to serve on the Company’s Board include his strong financial background and broad understanding of the healthcare ecosystem through his consulting work across multiple different healthcare organizations. Mr. Bigalke will be a Class I director whose term will expire at the annual meeting of stockholders that is expected to be held in December 2020. He has been appointed to serve on the Board’s Audit and Compliance Committee and Compensation Committee. The Board has determined that Mr. Bigalke satisfies the independence requirements under the rules of the Securities and Exchange Commission (“SEC”) and that he is independent and financially literate for purposes of the NASDAQ corporate governance listing standards.

In connection with his appointment to the Board, Mr. Bigalke is expected to receive the compensation for “outside directors” set forth under the caption “Compensation of Directors” in the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders, dated and filed with the SEC on October 23, 2019, which description is incorporated herein by reference. Additionally, it is expected that the Company and Mr. Bigalke will enter into a standard form of Indemnification Agreement pursuant to which the Company agrees to provide for the indemnification of and the advancement of expenses to Mr. Bigalke and for the continued coverage of Mr. Bigalke under the Company’s directors’ and officers’ liability insurance policies. The form of this Indemnification Agreement is included as Exhibit 10.1, and the information contained therein is incorporated herein by reference.

There are no arrangements or understandings between Mr. Bigalke and any other person pursuant to which he was selected to serve as a director of the Company, nor is he a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2019, the Board approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”). The amendment provides for the appointment of a Lead Independent Director (“LID”) and removes references to the Company’s status as a “controlled company” under NASDAQ rules. Under the amendment to the Bylaws, unless the Chair of the Board is an independent director, the Board’s independent directors will annually elect a LID upon the recommendation of the Nominating and Governance Committee. The

amended Bylaws also provide that in the absence of the Chair of the Board or at the Chair’s direction, the LID, or in the LID’s absence or at the LID’s direction, any officer of the Company may call meetings of the stockholders to order and act as chair of any such meetings. The LID must be a currently serving independent director who is not an officer of the Company and will perform such duties and may exercise such powers as are set forth in the Bylaws or otherwise prescribed by the Board. No other provisions of the Bylaws were modified. The Board, acting through its independent directors and upon the recommendation of the Nominating and Governance Committee, appointed current independent director William E. Mayer as LID, effective immediately.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the terms of the Amended and Restated Bylaws, effective October 24, 2019, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01. Other Events.

In addition to the matters discussed above under Items 5.02 and 5.03, the Company has also taken the following actions as part of its transition plan to a majority independent Board and timely compliance with the NASDAQ rules.

Determination of Director Independence; New Chair of the Board

Richard J. Statuto has served as member-director on the Board since 2013. A “member-director” is a director employed by a stockholder hospital or health system or by a group affiliate or other non-provider organization affiliated with one or more member facilities participating in the Company’s group purchasing program. Although member-directors may nevertheless meet the quantifiable criteria set forth in the director independence definition contained in the listing standards of NASDAQ, because of each member-director’s employer’s relationship to the Company, the Company has historically deemed member-directors as not independent. Mr. Statuto terminated his service as the President and Chief Executive Officer of Bon Secours Health System in September 2018 after its merger with Mercy Health. After the merger, he accepted a consulting position with Bon Secours Mercy Health (“BSMH”). As previously disclosed in our proxy statement for the 2019 Annual Meeting of Stockholders, effective as of the conclusion of the August 8, 2019 Board meeting, (i) Mr. Statuto resigned as the Chair of the Board and (ii) Terry D. Shaw was elected by the Board to serve as the new Chair of the Board.

On August 31, 2019, Mr. Statuto’s consulting role with BSMH terminated. As a result of the change in his principal current employment and as required by Premier’s Corporate Governance Guidelines, Mr. Statuto submitted a letter of resignation dated September 27, 2019 to the Board, which letter the Board declined to accept. Mr. Statuto informed the Board that he did not have any employment, consulting or any other business or personal arrangements with BSMH or any other relationship with BSMH or any other member-owner of the Company that would interfere with his ability to exercise independent judgment in carrying out his responsibilities as a director of the Company. The Nominating and Governance Committee and the Board reviewed the information provided by Mr. Statuto and the SEC and NASDAQ independence rules and discussed with counsel Mr. Statuto’s ability to qualify as an independent director. Based on this review and these discussions, the Board determined that Mr. Statuto satisfies the requirements under SEC and NASDAQ rules and is eligible to serve on the Board as an independent director and on committees of the Board that are required to be comprised entirely of independent directors.

With the appointment of Mr. Bigalke to the Board and the independence determination with respect to Mr. Statuto, the Board is currently comprised of seventeen (17) members, seven (7) of whom are independent under the NASDAQ rules, nine (9) of whom are member-directors and one of whom is the Company’s Chief Executive Officer. As noted above, the Company anticipates that, effective as of July 31, 2020, the size of the Board will be reduced to fifteen (15) directors, comprised of eight (8) independent directors, six (6) member-directors and the Company’s Chief Executive Officer.

Lead Independent Director Policy

As part of the Company’s transition to a majority independent Board, on October 24, 2019, the Board adopted a Lead Independent Director Policy (the “LID Policy”) and, acting through its independent directors, appointed William E. Mayer as the Board’s LID. The LID Policy provides for the appointment of a LID when the Chair of the Board (the “Chair”) is not independent. The LID is elected annually by the majority of the Board’s independent directors at the next Board meeting following the annual meeting of the Company’s stockholders. Under the LID Policy, the LID must satisfy NASDAQ and other applicable independence requirements and must have served as a member of the Board for at least one year. Responsibilities of the LID include:

•	Presiding at all meetings of the Board at which the Chair is not present;

•	Calling and presiding over all executive sessions of independent directors;

•	Approving of all information sent to the Board, including meeting agendas, as well as Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Serving as a liaison between the independent directors and the Chair;

•	Consulting and communicating with major stockholders and other external stakeholders if requested; and

•	Approving and coordinating the retention of advisors and seeking counsel from appropriate Company personnel, as necessary.

The Board also adopted corresponding changes to certain of the Company’s policies, including the Company’s Corporate Governance Guidelines, to reflect the adoption of the LID Policy and the establishment of the role of the LID. The full text of the LID Policy and the updated Corporate Governance Guidelines can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Changes to Committee Composition

In connection with the termination of “controlled company” status under the NASDAQ rules on July 31, 2019, the Company is required to have each of its Audit and Compliance Committee, Compensation Committee and Nominating and Governance Committee (i) comprised of a majority of independent directors on or prior to October 31, 2019, and (ii) fully independent on or prior to July 31, 2020. The Company has historically maintained an Audit and Compliance Committee comprised entirely of independent directors in accordance with NASDAQ rules, and will continue to do so. As part of the Company’s plan for timely compliance with the NASDAQ rules, the Company has elected to accelerate compliance with the independent Compensation Committee and Nominating and Governance Committee composition requirements. On October 24, 2019, the Board reappointed all of its standing committees, such that the Compensation Committee and Nominating and Governance Committee include only directors that satisfy the independent director definition under the NASDAQ rules.

The revised committee rosters, effective immediately, are set forth below:

	Audit and Compliance Committee(1)	Compensation Committee	Nominating and Governance Committee	Finance Committee	Member Agreement Review Committee	Conflict Advisory Committee(2)
Barclay E. Berdan				X
Eric J. Bieber, MD				X
John T. Bigalke	X	X
Stephen R. D’Arcy	X	X	X			X
Jody R. Davids	X	X			X	X
Susan D. DeVore					X
William B. Downey				X
Peter S. Fine				Chair
Philip A. Incarnati				X
David H. Langstaff	X		X		X	X
William E. Mayer		Chair		X	Chair
Marc D. Miller				X
Marvin R. O’Quinn				X
Scott Reiner				X
Richard J. Statuto		X	Chair
Ellen C. Wolf	Chair		X		X	X

(1)	The Audit and Compliance Committee also oversees a Disclosure Committee that includes, among others, our General Counsel, Corporate Controller and Chief Ethics and Compliance Officer.
(2)	The Conflict Advisory Committee is chaired by our Chief Ethics and Compliance Officer and includes the directors identified above, as well as our General Counsel.

Amendment of Committee Charters

On October 24, 2019, the Board adopted amendments to the charters of the Compensation Committee and the Nominating and Governance Committee to require that each committee be comprised entirely of independent directors and where applicable, include changes related to the adoption of the LID Policy. No other provisions of the charters were amended. The full text of each charter can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated Bylaws of Premier, Inc., effective as of October 24, 2019

10.1	Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.29 to the Registration Statement, Amendment No. 1, to Form S-1 of Premier, Inc. filed on September 16, 2013—Commission File No. 333-190828.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name: Susan D. DeVore
Title: Chief Executive Officer

Date: October 24, 2019

Exhibit 3.2

AMENDED AND RESTATED BYLAWS

OF

PREMIER, INC.

ARTICLE I

STOCKHOLDERS

Section 1. The annual meeting of the stockholders of Premier, Inc. (the “Corporation”) for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware as may be designated from time to time by the Board of Directors of the Corporation (the “Board”).

Section 2. Subject to the rights of the holders of any class or series of Preferred Stock (as defined in the certificate of incorporation of the Corporation) of the Corporation, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chair of the Board or the Chief Executive Officer of the Corporation.

Section 3. Except as otherwise provided by law, the certificate of incorporation of the Corporation or these Bylaws, notice of the date, time, place (if any), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than sixty (60), nor less than ten (10), days previous thereto, to each stockholder of record entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting at such address as appears on the records of the Corporation.

Section 4. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by statute or by the certificate of incorporation of the Corporation; but if at any meeting of stockholders there shall be less than a quorum present, the chair of the meeting or the stockholders present may, to the extent permitted by law, adjourn the meeting from time to time without further notice other than announcement at the meeting of the date, time and place, if any, of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to notice of the meeting, and such notice shall include the record date for determining stockholders entitled to vote at the meeting if such date is different from the record date for determining stockholders entitled to notice of the meeting. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

Section 5. The Chair of the Board, or in the Chair’s absence or at the Chair’s direction, the Lead Independent Director, or in the Lead Independent Director’s absence or at the Lead Independent Director’s direction, any officer of the Corporation shall call all meetings of the stockholders to order and shall act as chair of any such meetings. The Secretary of the Corporation or, in such officer’s absence, an Assistant Secretary shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chair of the meeting shall appoint a secretary of the meeting. Unless otherwise determined by the Board prior to the meeting, the chair of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and adjourning the meeting (whether or not a quorum is present), imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, whether any stockholder or stockholder’s proxy may be excluded from any meeting of stockholders based upon any determination by the chair of the meeting, in his or her sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and the circumstances in which any person may make a statement or ask questions at any meeting of stockholders.

Section 6. At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), the following shall constitute a valid means by which a stockholder may grant such authority: (i) a stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy, and execution of the writing may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; or (ii) a stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspector or inspectors of stockholder votes or, if there are no such inspectors, such other persons making that determination shall specify the information upon which they relied.

A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding paragraph of this Section 6 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.

Section 7. When a quorum is present at any meeting, the vote of the holders of a majority of the votes cast shall decide any question brought before such meeting, unless the question is one upon which by express provision of the certificate of incorporation of the Corporation, these Bylaws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required and a quorum is present, the affirmative vote of a majority of the votes cast by shares of such class or series or classes or series shall be the act of such class or series or classes or series, unless the question is one upon which by express provision of the certificate of incorporation of the Corporation, these Bylaws or the DGCL a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 8.

(a) Record Date(s) for Stockholders Entitled to Notice of Meeting or to Vote at Such Meeting. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions at the adjourned meeting.

(b) Record Date for Distributions. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any such corporate action. If not fixed by the Board, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(c) Transfers after a Record Date. Stockholders on a record date are entitled to notice, to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the applicable record date, except as otherwise provided by agreement or by applicable law.

Section 9. At any time when the certificate of incorporation of the Corporation permits action by one or more classes of stockholders of the Corporation to be taken by written consent, the provisions of this section shall apply. All consents properly delivered in accordance with the certificate of incorporation of the Corporation, this section and the DGCL shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of the meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board and prior action by the Board is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 10. The officer who has charge of the stock ledger of the Corporation shall prepare and make at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 1Oth day before the meeting date) showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 11. The Board, in advance of all meetings of the stockholders, shall appoint one or more inspectors of stockholder votes, who may be employees or agents of the Corporation or stockholders or their proxies, but not directors of the Corporation or candidates for office. In the event that the Board fails to so appoint one or more inspectors of stockholder votes or, in the event that one or more inspectors of stockholder votes previously designated by the Board fails to appear or act at the meeting of stockholders, the chair of the meeting may appoint one or more inspectors of stockholder votes to fill such vacancy or vacancies. Inspectors of stockholder votes appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall take and sign an oath to faithfully execute the duties of inspector of stockholder votes with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. Inspectors of stockholder votes shall, subject to the power of the chair of the meeting to open and close the polls, take charge of the polls, and, after the voting, shall make a certificate of the result of the vote taken.

Section 12.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Article I, Section 3 of these Bylaws, (B) by or at the direction of the Board or any committee thereof or (C) by any stockholder of the Corporation who is entitled to vote on such election or such other business at the meeting, who complied with the notice procedures set forth in subparagraphs (ii) and (iii) of this paragraph (a) of this Bylaw and who was a stockholder of record at the time such notice IS delivered to the Secretary of the Corporation.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made; and provided further, that for purposes of the application of Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor provision), the date for notice specified in this paragraph (a)(ii) shall be the earlier of the date calculated as hereinbefore provided or the date specified in paragraph (c)(l) of Rule 14a-4. For purposes of the first annual meeting of stockholders following the adoption of these Bylaws, the date of the first anniversary of the preceding year’s annual meeting shall be deemed to be October 5, 2013.

Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (v) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (w) otherwise to solicit proxies from stockholders in support of such proposal or nomination, (v) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (vi) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”), and (vii) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (x) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (y) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (z) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (a)(ii) or paragraph (b) of this Bylaw) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least eighty (80) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 1Oth day following the day on which a public announcement of such increase is first made by the Corporation; provided that, if no such announcement is made at least ten (10) days before the meeting, then no such notice shall be required.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Article I, Section 3 of these Bylaws. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board may be made at such a special meeting of stockholders if the stockholder’s notice (containing the information required by paragraph (a)(ii) of this Section 12) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 1Oth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. Notwithstanding the foregoing, a special meeting at which directors are to be elected may only be called when such special meeting will be held in lieu of an annual meeting of stockholders.

(c) General.

(i) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the certificate of incorporation of the Corporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) For purposes of this Bylaw, no adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice of such meeting for purposes of this Section 12, and in order for any notification required to be delivered by a stockholder pursuant to this Section 12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iv) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bylaw (including paragraphs (a)(i)(C) and (b) hereof), and compliance with paragraphs (a)(i)(C) and (b) of this Bylaw shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Bylaw shall (A) be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) apply to the right, if any, of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation of the Corporation.

ARTICLE II

BOARD OF DIRECTORS

Section 1. Subject to the provisions of the certificate of incorporation relating to the rights of any holders of the Corporation’s Preferred Stock, the number of directors constituting the full Board shall be fixed from time to time by the vote of a majority of the full Board; provided, however, that the number of directors shall not exceed eighteen (18). On and after August 15, 2013, the Board shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board, and in the event the size of the Board is increased or decreased, for any reason or none, such increase or decrease shall be apportioned, as nearly as possible, equally among the three classes. The initial terms of the directors serving in Class I shall expire at the Corporation’s first annual meeting of stockholders. The initial terms of the directors serving in Class II shall expire at the Corporation’s second annual meeting of stockholders. The initial terms of the directors serving in Class III shall expire at the Corporation’s third annual meeting of stockholders. Thereafter, each director shall serve for a term expiring at the third annual meeting following his or her election. No director shall serve for more than two (2) full three-year consecutive terms except for (i) the Chief Executive Officer; (ii) each director who is not a director, officer, employee or agent of, or otherwise affiliated with, any stockholder of the Corporation; and (iii) a director serving as Chair of the Board, whose term may be extended at the discretion of the Board. Nothing in the Certificate of Incorporation or these By-Laws shall prohibit any incumbent director from serving the balance of his or her term. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A majority of the total number of directors constituting the entire Board shall constitute a quorum for the transaction of business. Except as otherwise provided by law, these Bylaws or the certificate of incorporation of the

Corporation, any act of the Board shall require the affirmative vote of a number of directors constituting the majority of the directors constituting the entire Board. Directors need not be stockholders. The Board shall, at its next meeting following each annual meeting of stockholders, elect a current director as Chair of the Board. The position of Chair of the Board shall not be an officer of the Corporation. The Chair of the Board shall perform such tasks and duties as may be set forth in these Bylaws and as from time to time prescribed by the Board in all cases within the Chair of the Board’s duties as a director and not as an officer of the Corporation including, by way of clarification and for the avoidance of doubt without expanding or contracting the role or duties of the Chair of the Board or the Board, as Chair of the Board when the Board is authorizing the actions of the Corporation in its capacity as sole member of Premier Services, LLC, a Delaware limited liability company (“Premier Services”), the general partner of Premier Healthcare Alliance, L.P., a California limited partnership (“Premier LP”). The Corporation through its capacity as sole member of Premier Services, manages Premier LP. For the avoidance of doubt, the Board shall have the power to authorize the actions of the Corporation in this capacity except as delegated by the Board by resolution. At the next meeting of the Board following each annual meeting of the stockholders, the independent directors shall elect a current independent director as Lead Independent Director upon review and recommendation by the Nominating and Governance Committee. The position of Lead Independent Director shall not be an officer of the Corporation. The Lead Independent Director shall perform such tasks and duties as may be set forth in these Bylaws and as from time to time prescribed by the Board in all cases within the Lead Independent Director’s duties as a director and not as an officer of the Corporation.

Section 2. Subject to the certificate of incorporation of the Corporation, unless otherwise required by law, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 3. Unless otherwise restricted by the laws of the State of Delaware, by the certificate of incorporation or by these Bylaws, any director or the entire Board may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 4. Meetings of the Board shall be held at such place, if any, within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of any meeting. Regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board and special meetings may be held at any time upon the call of the Chair of the Board, or in the Chair’s absence or at the Chair’s direction, the Chief Executive Officer, by written notice, including transmission of a telecopy, e-mail or other means of electronic transmission, duly served on or sent and delivered to each director to such director’s address, e-mail address or telecopy number as shown on the books of the Corporation not less than twenty-four (24) hours before the meeting. The notice of any meeting need not specify the purposes thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place, if any, at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting (except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 5. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of the certificate of incorporation of the Corporation (including any certificate of designation relating to any series of Preferred Stock) applicable thereto. The number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to the certificate of incorporation of the Corporation and these Bylaws. Except as otherwise expressly provided in the terms of such series, the number of directors that may be so elected by the holders of any such series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate vote of the holders of any such series of Preferred Stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such series, or, if there are no such remaining directors, by the holders of such series in the same manner in which such series initially elected a director.

Section 6. If at any meeting for the election of directors, the Corporation has outstanding more than one class of stock, and one or more such classes or series thereof are entitled to vote separately as a class to elect directors, and there shall be a quorum of only one such class or series of stock, that class or series of stock shall be entitled to elect its quota of directors notwithstanding absence of a quorum of the other class or series of stock.

Section 7. The Board may from time to time establish one or more committees of the Board to serve at the pleasure of the Board, which shall be comprised of such members of the Board and have such duties as the Board shall from time to time determine. Any director may belong to any number of committees of the Board. The Board may also establish such other committees with such members (whether or not directors) and with such duties as the Board may from time to time determine. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Unless otherwise provided in the certificate of incorporation of the Corporation, these Bylaws or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Section 8. Unless otherwise restricted by the certificate of incorporation of the Corporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing (including by electronic transmission), and the writing or writings are filed with the minutes of proceedings of the Board.

Section 9. The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such a meeting.

Section 10. The Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation.

ARTICLE III

OFFICERS

Section 1. The Board, at its next meeting following each annual meeting of the stockholders, shall elect officers of the Corporation, including a President, Chief Executive Officer and a Secretary. The Board may also from time to time elect such other officers(including, without limitation, a Chief Financial Officer, a Chief Operating Officer, a Chief Technology Officer, a General Counsel, one or more Presidents, Vice Presidents, a Treasurer, one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers) as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive or Senior or may be given such other designation or combination of designations as the Board or the Chief Executive Officer may determine. Any two or more offices may be held by the same person.

Section 2. All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board or until their respective successors are chosen and qualified. Any officer may be removed from office at any time either with or without cause by affirmative vote of a majority of the members of the Board then in office, or, in the case of appointed officers, by any elected officer upon whom such power of removal shall have been conferred by the Board.

Section 3. Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these Bylaws shall have the powers and duties prescribed by law, by these Bylaws or by the Board and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these Bylaws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office. Subject to the authority of the Board, the Chief Executive Officer shall have authority over the general direction of the affairs of the Corporation.

Section 4. Unless otherwise provided in these Bylaws, in the absence or disability of any officer of the Corporation, the Board may, during such period, delegate such officer’s powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

ARTICLE IV

INDEMNIFICATION

Section 1. To the fullest extent permitted by the laws of the State of Delaware, as it presently exists or may hereafter be amended, the Corporation shall indemnify and hold harmless any person (and such person’s heirs, executors or administrators) who was or is made or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, administrative hearing or any other threatened or actual proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative, legislative, congressional or investigative, and whether formal or informal, and whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, including appeals (all such actions, suits or proceedings, including appeals, are referred to herein as “Actions or Proceedings”), by reason of the fact that such person, or a person for whom such person was the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, representative or agent of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise (including, without limitation, any trade associations), from and against all loss and liability suffered and expenses (including, without limitation, attorneys’ fees and ERISA excise taxes or penalties), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators in connection with such Action or Proceeding, all to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto). Without limiting the scope of this Section 1, the foregoing indemnification shall cover any acts or omissions by any person described in this Section 1 with respect to any subsidiary or other entity controlled by the Corporation (including, without limitation, Premier LP). Notwithstanding the preceding sentences, except as otherwise provided in Article IV, Section 4 of these Bylaws, the Corporation shall be required to indemnify a person described in such sentences in connection with any Action or Proceeding (or part thereof) commenced by such person only if the commencement of such Action or Proceeding (or part thereof) by such person was authorized by the Board.

Section 2. The Corporation may, by action of the Board, provide indemnification to persons who are not covered by Article IV, Section 1 of these Bylaws, and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, with the same or lesser scope and effect as the indemnification provided by Article IV, Section 1.

Section 3. To the fullest extent permitted by the laws of the State of Delaware, the Corporation shall promptly pay expenses (including attorneys’ fees) incurred by any person described in Article IV, Section 1 of these Bylaws in appearing at, participating in or defending any threatened, pending or completed Action or Proceeding in advance of the final disposition of such threatened, pending or completed Action or Proceeding, upon presentation of an undertaking on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified under this Article IV or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Article IV, Section 4 of these Bylaws, the Corporation shall be required to advance expenses of a person described in such sentence in connection with any Action or Proceeding (or part thereof) commenced by such person only if the commencement of such Action or Proceeding (or part thereof) by such person was authorized by the Board.

Section 4. If a claim for indemnification (following the final disposition of such Action or Proceeding) or advancement of expenses under this Article IV is not paid in full within thirty (30) days after a written claim therefor by any person described in Article IV, Section 1 of these Bylaws has been received by the Corporation, such person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that such person is not entitled to the requested indemnification or advancement of expenses under this Article IV.

Section 5. Notwithstanding the requirements of Article IV, Section 1 of these Bylaws, the Corporation shall not be obligated to indemnify any person pursuant to this Article IV in connection with any Action or Proceeding (or any part thereof): (a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond such amount paid; (b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements); (c) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements); or (d) if prohibited by applicable law.

Section 6. To the fullest extent permitted by the laws of the State of Delaware, the Corporation may purchase and maintain insurance on behalf of any person described in Article IV, Section 1 of these Bylaws against any liability asserted against such person, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article IV or otherwise.

Section 7. Persons who after the date of the adoption of this Article IV become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, serves or remains at the request of the Corporation as a director, officer, partner, trustee, employee, representative or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnification, advancement of expenses and other rights contained in this Article IV in entering into or continuing such service. The rights to indemnification and to the advancement of expenses conferred in this Article IV shall apply to claims made against such directors and officers arising out of such service which occurred or occurs both prior and subsequent to the adoption hereof.

Section 8. The provisions of this Article IV shall be applicable to all Actions or Proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors or administrators of such person. The provisions of this Article IV shall be deemed to be a contract between the Corporation and each director or officer (or legal representative thereof) who serves in such capacity at any time while this Article IV and the relevant provisions of the law of the State of Delaware and other applicable law, if any, are in effect, and any alteration, amendment or repeal hereof shall not affect any rights or obligations then existing with respect to any state of facts or any Action or Proceeding then or theretofore existing, or any Action or Proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Article IV shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification and advancement of expenses provided in this Article IV shall neither be exclusive of, nor be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted by contract, the certificate of incorporation of this Corporation, these Bylaws, vote of stockholders or directors or otherwise, or as a matter of law, both as to actions in such person’s official capacity and actions in any other capacity, it being the policy of the Corporation that indemnification of, and advancement of expenses to, any person whom the Corporation is obligated to indemnify or advance expenses pursuant to this Article IV hereof shall be made to the fullest extent permitted by law.

This Article IV shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Article IV, Section 1 of these Bylaws.

Section 9. For purposes of this Article IV, references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

ARTICLE V

CORPORATE BOOKS

The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

ARTICLE VI

CHECKS, NOTES, PROXIES, ETC.

All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chair of the Board, the Chief Executive Officer, or by such officers as the Chair of the Board, the Chief Executive Officer or the Board may from time to time determine.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall end on June 30, or at such other time as the Board may determine by resolution.

ARTICLE VIII

STOCK CERTIFICATES, CORPORATE SEAL

Shares of the Corporation’s capital stock may be certificated or uncertificated, as provided under the laws of the State of Delaware. Any corporate seal shall have inscribed thereon the name of the Corporation. In lieu of the corporate seal, when so authorized by the Board or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the

Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the DGCL or the Corporation’s Certificate of Incorporation or these Bylaws (in each case, as amended from time to time), or (iv) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that (i) in the event the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding or personal jurisdiction over an indispensable party named as a defendant therein, the sole and exclusive forum for such action or proceeding shall be another state court located in the State of Delaware and (ii) in the event no state court in the State of Delaware has subject matter jurisdiction over such action or proceeding and personal jurisdiction over the indispensable parties named as defendants therein, the sole and exclusive forum for such action or proceeding shall be a federal court located in the State of Delaware. Any person or entity purchasing or otherwise acquiring any interest in or shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article IX with respect to any current or future actions or claims.

ARTICLE X

AMENDMENTS

These Bylaws may be made, amended, altered, changed, added to or repealed at any meeting of the Board or of the stockholders; provided, in the case of a meeting of the stockholders, that notice of the proposed change was given in the notice of the meeting of the stockholders; provided further, that notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote of the stockholders, the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of these Bylaws.

Adopted May 17, 2013

Amended and Restated December 4, 2015

Amended and Restated October 24, 2019

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